CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Pre-Effective Amendment No. 1 to the Registration Statement of the The North Country Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                              /s/ Ropes & Gray
                                                              ----------------
                                                              ROPES & GRAY


Washington, D.C.
December 19, 2000